EXHIBIT 99.1

DTS Reports Second Quarter 2011 Results

CALABASAS, Calif., Aug. 8, 2011 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the second quarter ended June 30, 2011.

For the second quarter of 2011, revenue increased 18% to $20.6 million, and income from continuing operations increased 67% to $2.6 million, or $0.14 per diluted share. This compares to revenue of $17.5 million and income from continuing operations of $1.6 million, or $0.09 per diluted share, reported in the same period of 2010. Included in second quarter of 2011 results is $2.4 million, or $0.08 per diluted share net of tax, in stock-based compensation expense and $321,000, or $0.01 per diluted share net of tax, in amortization of intangible assets.

The Company achieved non-GAAP operating margins of 34% and non-GAAP income from continuing operations of $4.2 million, or $0.24 per diluted share net of tax, in the second quarter of 2011, excluding the above-mentioned charges. This compares to non-GAAP operating margins of 26% and non-GAAP income from continuing operations of $2.8 million, or $0.16 per diluted share, reported in the second quarter of 2010.

The Company generated $6.7 million in cash flow from operations, and closed the second quarter with $99.4 million in cash, cash equivalents and investments. During the quarter, DTS repurchased 300,000 shares for a total of $12.4 million under the current repurchase program, bringing total share repurchase activity to $87.3 million since inception.

For the six months ended June 30, 2011 revenue increased 21% to $47.4 million, and income from continuing operations increased 51% to $8.3 million, or $0.46 per diluted share. This compares to revenue of $39.2 million and income from continuing operations of $5.5 million, or $0.31 per diluted share, reported in the same period of 2010. The Company achieved non-GAAP operating margins of 40% and non-GAAP income from continuing operations of $11.3 million, or $0.63 per diluted share net of tax, in the six months ended June 30, 2011, excluding the above-mentioned charges. This compares to non-GAAP operating margins of 34% and non-GAAP income from continuing operations of $8.1 million, or $0.46 per diluted share, reported in the same period of 2010.

The GAAP to non-GAAP reconciling items, for the three and six month periods ended June 30, 2011 and 2010, can be found in the "Non-GAAP Results" reconciliation attached to this press release.

"Our second quarter performance completes our seasonally slowest period and a solid first half of 2011, broadly in line with our expectations," commented Jon Kirchner, chairman and CEO of DTS, Inc. "We continued to see strong contributions from the Blu-ray, network-connected and automotive markets, offset by low recovery payments and softer than expected game console revenues. Importantly, we saw the first phones released from Huawei which support DTS post-processing technologies. We expanded our relationship with LG which is now selling DTS enabled smart TVs into more countries. In addition, LG has incorporated DTS technology into their flagship 3D phone platform, which is now being released in more than 60 countries. Lastly, we recently reached a major business milestone with the release of the first DTS-enabled tablet from Pantech, the Vega N5--a crossover product that combines a tablet with phone capabilities, which extends our footprint into this fast growing market.

"In light of growing concerns about the macro-economic environment and softening consumer spending, we are now taking a more cautious approach and slightly reducing our fiscal year revenue outlook to $95 to 100 million. Non-GAAP operating margins are expected to be in the low 40's, and non-GAAP EPS in the range of $1.30 to $1.42 per diluted share, excluding the impact of both stock-based compensation and amortization of intangibles, and the estimated tax impact of those items. Stock-based compensation expense will be in the range of $0.32 to $0.34 per share net of tax in 2011. On a GAAP basis, operating margins will be in the low 30s, and EPS in the range of $0.94 to $1.05 cents per diluted share.

"Importantly, as we look to 2012 we see increasing design wins in the fast growing network connected space and expect continued growth in Blu-ray, which will drive attractive growth rates over the long term. Thus, with a long-term focus on the tremendous opportunities ahead, we intend to continue to actively repurchase shares in the open market," concluded Kirchner.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation and the amortization of intangible assets. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS's financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Monday, August 8, 2011

DTS will broadcast a conference call today, Monday, August 8, 2011, starting at 1:30 p.m. Pacific Time. To access the conference call, dial 1-877-941-4774 or 1-480-629-9760 (outside the U.S. and Canada). The live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com. A replay of the webcast will begin two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 3:30 p.m. Pacific Time on August 8, 2011 through August 15, 2011, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering the pass code 4459322#.

About DTS, Inc.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide. From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices. DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray™ discs. Founded in 1993, DTS's corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Northern California, Washington, China, France, Hong Kong, Japan, South Korea, Taiwan, Singapore, and the United Kingdom. For further information, please visit www.dts.com. DTS, the Symbol, and DTS and the Symbol together, are registered trademarks of DTS, Inc. All other trademarks are the properties of their respective owners. © 2011 DTS, Inc. All rights reserved.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS's results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS's public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS-I

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of June 30, 2011	As of December 31, 2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 36,342	$ 41,744
Short-term investments	54,857	54,387
Accounts receivable, net of allowance for doubtful accounts of $246 and $226 at June 30, 2011 and December 31, 2010, respectively	2,975	6,078
Deferred income taxes	5,481	5,551
Prepaid expenses and other current assets	1,489	1,666
Income taxes receivable, net	2,961	2,099
Total current assets	104,105	111,525
Property and equipment, net	33,391	33,638
Intangible assets, net	7,070	7,525
Goodwill	1,257	1,257
Deferred income taxes	12,412	12,192
Long-term investments	8,211	5,313
Other assets	1,462	845
Total assets	$ 167,908	$ 172,295

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 847	$ 774
Accrued expenses	5,862	9,659
Deferred revenue	3,079	5,698
Total current liabilities	9,788	16,131
Other long-term liabilities	8,490	8,596

Stockholders' equity:

Preferred stock -- $0.0001 par value, 5,000 shares authorized at June 30, 2011 and December 31, 2010; no shares issued and outstanding	—	—
Common stock -- $0.0001 par value, 70,000 shares authorized at June 30, 2011 and December 31, 2010; 20,461 and 20,325 shares issued at June 30, 2011 and December 31, 2010, respectively; 17,161 and 17,325 outstanding at June 30, 2011 and December 31, 2010, respectively	3	3
Additional paid-in capital	186,831	180,708
Treasury stock, at cost - 3,300 and 3,000 shares at June 30, 2011 and December 31, 2010, respectively	(87,346)	(74,923)
Accumulated other comprehensive income	563	491
Retained earnings	49,579	41,289
Total stockholders' equity	149,630	147,568

Total liabilities and stockholders' equity	$ 167,908	$ 172,295

DTS, INC.

CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)

Revenue	$ 20,585	$ 17,460	$ 47,364	$ 39,196
Cost of revenue	215	460	426	910
Gross profit	20,370	17,000	46,938	38,286
Operating expenses:
Selling, general and administrative	12,875	11,727	26,824	24,126
Research and development	3,143	2,842	6,395	5,315
Total operating expenses	16,018	14,569	33,219	29,441
Operating income	4,352	2,431	13,719	8,845
Interest and other income (expense), net	48	139	(26)	351
Income from continuing operations before income taxes	4,400	2,570	13,693	9,196
Provision for income taxes	1,799	1,014	5,403	3,720
Income from continuing operations	2,601	1,556	8,290	5,476
Income from discontinued operations, net of tax	--	1,173	--	1,003
Net income	$ 2,601	$ 2,729	$ 8,290	$ 6,479

Earnings per share - basic:
Income from continuing operations	$ 0.15	$ 0.09	$ 0.48	$ 0.32
Discontinued operations, net of tax	--	0.07	--	0.06
Net income	$ 0.15	$ 0.16	$ 0.48	$ 0.38

Earnings per share - diluted:
Income from continuing operations	$ 0.14	$ 0.09	$ 0.46	$ 0.31
Discontinued operations, net of tax	--	0.06	--	0.05
Net income	$ 0.14	$ 0.15	$ 0.46	$ 0.36

Weighted average shares used to compute net income per common share:
Basic	17,279	17,051	17,242	17,133
Diluted	17,972	17,776	17,938	17,863

DTS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)
Cash flows from operating activities:
Net income	$ 2,601	$ 2,729	$ 8,290	$ 6,479
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,239	1,223	2,502	2,463
Gain on sale of assets from discontinued operations	--	(2,000)	--	(2,000)
Stock-based compensation charges	2,415	1,687	4,387	3,655
Deferred income taxes	(657)	126	(150)	(282)
Tax benefits from stock-based awards	33	89	215	613
Excess tax benefits from stock-based awards	(16)	(34)	(154)	(555)
Other	46	28	196	11
Changes in operating assets and liabilities:
Accounts receivable	4,823	1,511	3,086	505
Prepaid expenses and other assets	221	259	(477)	14
Accounts payable, accrued expenses and other liabilities	(941)	1,472	(2,933)	1,395
Deferred revenue	(2,552)	(740)	(3,579)	2,886
Income taxes receivable	(555)	(327)	(862)	(74)
Net cash provided by operating activities	6,657	6,023	10,521	15,110
Cash flows from investing activities:
Purchases of investments:
Held-to-maturity	(12,752)	(4,776)	(33,911)	(29,674)
Available-for-sale	(12,117)	--	(12,117)	--
Maturities of held-to-maturity investments	23,665	8,029	42,660	21,336
Sales of available-or-sale investments	--	2,000	--	2,250
Proceeds from the sale of assets from discontinued operations	--	1,000	--	1,000
Purchase of property and equipment	(1,179)	(637)	(1,534)	(1,993)
Purchase of intangible assets	(133)	(1,067)	(273)	(1,183)
Net cash provided by (used in) investing activities	(2,516)	4,549	(5,175)	(8,264)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	1,523	2,093	3,001	4,128
Repurchase and retirement of common stock for restricted stock tax withholdings	(50)	(23)	(1,480)	(743)
Excess tax benefits from stock-based awards	16	34	154	555
Purchase of treasury stock	(12,423)	(14,138)	(12,423)	(22,593)
Net cash used in financing activities	(10,934)	(12,034)	(10,748)	(18,653)
Net decrease in cash and cash equivalents	(6,793)	(1,462)	(5,402)	(11,807)
Cash and cash equivalents, beginning of period	43,135	31,877	41,744	42,222
Cash and cash equivalents, end of period	$ 36,342	$ 30,415	$ 36,342	$ 30,415

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
Cost of revenue:
GAAP cost of revenue	$ 215	$ 460	$ 426	$ 910
Amortization of intangible assets	183	210	365	478
Stock-based compensation	2	--	5	6
Non-GAAP cost of revenue	$ 30	$ 250	$ 56	$ 426

Selling, general and administrative:
GAAP selling, general and administrative	$ 12,875	$ 11,727	$ 26,824	$ 24,126
Amortization of intangible assets	92	119	205	210
Stock-based compensation	2,011	1,368	3,596	3,057
Non-GAAP selling, general and administrative	$ 10,772	$ 10,240	$ 23,023	$ 20,859

Research and development:
GAAP research and development	$ 3,143	$ 2,842	$ 6,395	$ 5,315
Amortization of intangible assets	46	43	90	85
Stock-based compensation	402	319	786	592
Non-GAAP research and development	$ 2,695	$ 2,480	$ 5,519	$ 4,638

Operating income:
GAAP operating income	$ 4,352	$ 2,431	$ 13,719	$ 8,845
Amortization of intangible assets	321	372	660	773
Stock-based compensation	2,415	1,687	4,387	3,655
Non-GAAP operating income	$ 7,088	$ 4,490	$ 18,766	$ 13,273
Non-GAAP operating income as a % of revenue	34%	26%	40%	34%

Income from continuing operations:
GAAP income from continuing operations	$ 2,601	$ 1,556	$ 8,290	$ 5,476
Amortization of intangible assets	321	372	660	773
Stock-based compensation	2,415	1,687	4,387	3,655
Tax impact of the above items	(1,094)	(824)	(2,019)	(1,771)
Non-GAAP income from continuing operations	$ 4,243	$ 2,791	$ 11,318	$ 8,133

Non-GAAP diluted net income from continuing operations per share	$ 0.24	$ 0.16	$ 0.63	$ 0.46
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,972	17,776	17,938	17,863

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2011 GAAP guidance reconciled to non-GAAP financial targets included in this release.

	Fiscal Year 2011
	Low	High
Operating income as a % of revenue:

GAAP operating income as a % of revenue	30%	32%
Amortization of intangible assets	1	1
Stock-based compensation	9	10
Non-GAAP operating income as a % of revenue	40%	43%

Income from continuing operations per diluted share:

GAAP income from continuing operations per diluted share	$ 0.94	$ 1.05
Amortization of intangible assets	0.09	0.08
Stock-based compensation	0.51	0.54
Tax impact of the above items	(0.24)	(0.25)
Non-GAAP income from continuing operations per diluted share	$ 1.30	$ 1.42

Weighted average shares used to compute Non-GAAP income from continuing operations per diluted share	18.4	18.0

CONTACT: Investor Contacts:
         Erica Abrams or Matthew Hunt
         The Blueshirt Group for DTS, Inc.
         415-217-7722
         erica@blueshirtgroup.com
         matt@blueshirtgroup.com

         Press Contact:
         Alan L. Cohen
         DTS, Inc.
         818-436-1081
         alan.cohen@dts.com